Second Quarter 2024 Earnings Conference Call FTI Consulting, Inc. July 25, 2024 Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve uncertainties and risks. Forward-looking statements include statements concerning our plans, initiatives, projections, prospects, policies, processes and practices, objectives, goals, commitments, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new, or changes to, laws and regulations, including U.S. and foreign tax laws, environmental, social and governance ("ESG")-related issues, climate change-related matters, scientific or technological developments, including relating to new and emerging technologies, such as artificial intelligence and machine learning and other information that is not historical. Forward-looking statements often contain words such as "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "commits," "aspires," "forecasts," "future," "goal," "seeks" and variations of such words or similar expressions. All forward-looking statements, including, without limitation, management’s financial guidance and examination of operating trends, are based upon our historical performance and our current plans, estimates, intentions and expectations at the time we make them, and various assumptions. Our actual financial results, performance or achievements and outcomes could differ materially from those expressed in, or implied by, any forward-looking statements. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer; the mix of the geographic locations where our clients are located or where services are performed; fluctuations in the price per share of our common stock; adverse financial, real estate or other market and general economic conditions; the impact of public health crises and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business differently and adversely; and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control; the pace and timing of the consummation and integration of future acquisitions; the Company’s ability to realize cost savings and efficiencies; competitive and general economic conditions; retention of staff and clients; new laws and regulations or changes thereto; and other risks described under the heading "Item 1A, Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 22, 2024 and in the Company’s other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Second Quarter 2024: Financial Review

All numbers in $000s, except for per share data and percentages

Consolidated Results	Q2 2024	Q1 2024	% Variance	Q2 2023	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q2 2024 vs. Q2 2023
Revenues	$ 949,156	$ 928,553	*2.2%*	$ 864,591	*9.8%*	*9.9%*
Net income	$ 83,947	$ 79,965	*5.0%*	$ 62,395	*34.5%*	
Earnings per Diluted Share	$ 2.34	$ 2.23	*4.9%*	$ 1.75	*33.7%*	
Adjusted EBITDA (1)	$ 115,921	$ 111,073	*4.4%*	$ 100,230	*15.7%*	
Adjusted EBITDA Margin (1)	*12.2%*	*12.0%*	—	*11.6%*	—	
Segment Results						
Corporate Finance & Restructuring (2)						
Revenues	$ 347,971	$ 366,010	*-4.9%*	$ 317,912	*9.5%*	*9.6%*
Adjusted Segment EBITDA	$ 66,467	$ 75,225	*-11.6%*	$ 45,510	*46.0%*	
Adjusted Segment EBITDA Margin	*19.1%*	*20.6%*	—	*14.3%*	—	
Forensic and Litigation Consulting (2)						
Revenues	$ 169,496	$ 176,074	*-3.7%*	$ 164,760	*2.9%*	*2.9%*
Adjusted Segment EBITDA	$ 14,994	$ 33,709	*-55.5%*	$ 25,598	*-41.4%*	
Adjusted Segment EBITDA Margin	*8.8%*	*19.1%*	—	*15.5%*	—	
Economic Consulting						
Revenues	$ 230,873	$ 204,548	*12.9%*	$ 201,822	*14.4%*	*14.5%*
Adjusted Segment EBITDA	$ 44,296	$ 14,150	*213.0%*	$ 35,523	*24.7%*	
Adjusted Segment EBITDA Margin	*19.2%*	*6.9%*	—	*17.6%*	—	
Technology						
Revenues	$ 115,875	$ 100,713	*15.1%*	$ 97,444	*18.9%*	*19.3%*
Adjusted Segment EBITDA	$ 20,930	$ 14,581	*43.5%*	$ 20,087	*4.2%*	
Adjusted Segment EBITDA Margin	*18.1%*	*14.5%*	—	*20.6%*	—	
Strategic Communications						
Revenues	$ 84,941	$ 81,208	*4.6%*	$ 82,653	*2.8%*	*2.8%*
Adjusted Segment EBITDA	$ 11,611	$ 12,426	*-6.6%*	$ 12,263	*-5.3%*	
Adjusted Segment EBITDA Margin	*13.7%*	*15.3%*	—	*14.8%*	—	

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the reconciliations and definition of Adjusted EBITDA, which is a non-GAAP financial measures, to the most directly comparable GAAP financial measure, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

(2) Effective July 1, 2023, prior period segment information for the Corporate Finance & Restructuring and Forensic and Litigation Consulting segments has been recast in this presentation to include the reclassification of a portion of the Company's health solutions practice in the Forensic and Litigation Consulting segment to the Company's realigned business transformation & strategy practice within the Corporate Finance & Restructuring segment.

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Cash Position and Capital Allocation Snapshot As of June 30, 2024, March 31, 2024 and June 30, 2023 (1)DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of June 30, 2024 As of March 31, 2024 As of June 30, 2023 Cash and cash equivalents $226,428 $243,960 $203,539 Accounts receivable, net $1,190,521 $1,157,465 $1,138,061 Days Sales Outstanding ("DSO") (1) 105 105 111 Net cash provided by (used in) operating activities $135,226 $(274,818) $(10,994) Purchases of property and equipment $(10,060) $(4,641) $(11,052) Total Debt $60,000 $205,000 $340,757 Free Cash Flow (2) $125,166 $(279,459) $(22,046)

Reconciliations of Net Income and Operating Income to Adjusted EBITDA

Three Months Ended June 30, 2024 and March 31, 2024

All numbers in $000s

Three Months Ended June 30, 2024	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 83,947**
Interest income and other							(1,909)
Interest expense							3,319
Income tax provision							18,735
Operating income	**$ 63,193**	**$ 13,100**	**$ 42,952**	**$ 17,137**	**$ 10,594**	**$ (42,884)**	**$ 104,092**
Depreciation and amortization	2,560	1,627	1,344	3,793	918	507	10,749
Amortization of intangible assets	714	267	—	—	99	—	1,080
Adjusted EBITDA [(1)]	**$ 66,467**	**$ 14,994**	**$ 44,296**	**$ 20,930**	**$ 11,611**	**$ (42,377)**	**$ 115,921**

Three Months Ended March 31, 2024	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 79,965**
Interest income and other							(1,581)
Interest expense							1,719
Income tax provision							19,530
Operating income	**$ 71,919**	**$ 31,967**	**$ 12,865**	**$ 10,939**	**$ 11,474**	**$ (39,531)**	**$ 99,633**
Depreciation and amortization	2,473	1,629	1,285	3,642	882	513	10,424
Amortization of intangible assets	833	113	—	—	70	—	1,016
Adjusted EBITDA [(1)]	**$ 75,225**	**$ 33,709**	**$ 14,150**	**$ 14,581**	**$ 12,426**	**$ (39,018)**	**$ 111,073**

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(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

Three Months Ended June 30, 2023 Reconciliations of Net Income and Operating Income to Adjusted EBITDA All numbers in $000s Three Months Ended June 30, 2023   Corporate Finance & Restructuring (2) Forensic and Litigation Consulting (2) Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $62,395 Interest income and other 584 Interest expense 3,022 Income tax provision 22,708 Operating income $42,116 $23,885 $34,024 $16,432 $11,278 $(39,026) $88,709 Depreciation and amortization 2,284 1,490 1,499 3,655 901 275 10,104 Amortization of intangible assets 1,110 223 — — 84 — 1,417 Adjusted EBITDA (1) $45,510 $25,598 $35,523 $20,087 $12,263 $(38,751) $100,230 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. (2) Effective July 1, 2023, prior period segment information for the Corporate Finance & Restructuring and Forensic and Litigation Consulting segments has been recast in this presentation to include the reclassification of a portion of the Company’s health solutions practice in the Forensic and Litigation Consulting segment to the Company's realigned business transformation & strategy practice within the Corporate Finance & Restructuring segment.

Three Months Ended June 30, 2024, March 31, 2024 and June 30, 2023 Reconciliations of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended June 30, 2024 Three Months Ended March 31, 2024 Three Months Ended June 30, 2023 Net cash provided by (used in) operating activities $135,226 $(274,818) $(10,994) Purchases of property and equipment (10,060) (4,641) (11,052) Free Cash Flow (1) $125,166 $(279,459) $(22,046)

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by (used in) operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows.

Second Quarter 2024: Select Geographic Review Consolidated Revenues by Region Region Q2 2024 Q1 2024 % Variance Q2 2023 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q2 2024 vs. Q2 2023 North America $620,939 $616,034 0.8% $562,306 10.4% 10.5% EMEA $265,713 $252,179 5.4% $236,511 12.3% 12.3% Asia Pacific $52,003 $50,509 3.0% $53,067 -2.0% -0.6% Latin America $10,501 $9,831 6.8% $12,707 -17.4% -16.5% Percentage of Consolidated Revenues by Region Region Q2 2024 Q1 2024 Q2 2023 North America 65.4% 66.3% 65.0% EMEA 28.0% 27.2% 27.4% Asia Pacific 5.5% 5.4% 6.1% Latin America 1.1% 1.1% 1.5% All numbers in $000s, except for percentages

Second Quarter 2024

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